Exhibit 10.2
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 3 TO SERVICE AGREEMENT
     THIS AMENDMENT NO. 3 TO SERVICE AGREEMENT (the “Amendment”) by and between VENTIV COMMERCIAL SERVICES, LLC, a New Jersey limited liability company (“Ventiv”) and SANTARUS, INC., a Delaware corporation (“Client”), is entered into as of June 30, 2010 (the “Effective Date”).
     WHEREAS, Ventiv and Client have entered into that certain Service Agreement, dated November 3, 2006, the subsequent Amendment No. 1 to Service Agreement, dated as of June 15, 2007, and the subsequent Amendment No. 2 to Service Agreement, dated as of October 6, 2008 (Amendment No. 2, with Amendment No. 1 and the Service Agreement, collectively the “Agreement”), wherein Ventiv agreed to provide certain Services to Client upon the terms set forth in the Agreement; and
     WHEREAS, Ventiv and Client desire to amend certain terms of the Agreement, as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ventiv and Client, intending to be legally bound hereby, agree as follows:
1.	Notwithstanding anything to the contrary set forth in the Agreement, the last sentence of Section 1(a)(i) of the Agreement is amended to provide that Client may increase or decrease the number of Ventiv Sales Representatives in a range from one (1) to one hundred fifty (150) upon at least sixty (60) days prior written notice to Ventiv.

2.	Notwithstanding Sections I(a) and I(c) of Exhibit A of the Agreement, in the event that the number of Ventiv Sales Representatives utilized by Santarus is [***] or fewer, the number of RTAMs assigned to the Project Team shall be [***], the existing National Project Director and Project Manager shall perform the RTAM duties and the Fixed Monthly Fee payable to Ventiv shall be $[***] per Ventiv Sales Representative.

3.	For clarification purposes, the Parties acknowledge that Santarus may direct Ventiv to perform Services with regard to one or more of the Products listed on Exhibit B.

4.	Section 13(j) of the Agreement is amended to reflect Ventiv’s new address of 500 Atrium Drive, Somerset, NJ 08873 and Santarus’ new address of 3721 Valley Centre Drive, Suite 400, San Diego, CA 92130.

5.	Except as specifically set forth herein, all of the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.	Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

7.	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

SANTARUS, INC.		VENTIV COMMERCIAL SERVICES, LLC

By:	/s/ Gerald T. Proehl	By:	/s/ Paul Mignon

Name: Gerald T. Proehl		Name: Paul Mignon
Title: President and CEO		Title: President, inVentiv Selling Solutions

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